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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2003

                                   Keane, Inc.

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               (Exact name of registrant as specified in charter)

       Massachusetts                       001-7516              04-2437166
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  (State or other juris-                 (Commission           (IRS Employer
 diction of incorporation                File Number)        Identification No.)


          100 City Square                                    02129
            Boston, MA
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (617) 241-9200

                        Ten City Square, Boston, MA 02129

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          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Required FD Disclosure.

         On June 12, 2003, Keane, Inc., a Massachusetts corporation ("Keane"), issued a press release (the "Press Release") announcing that it intends to offer $125 million (plus an option to purchase an additional $25 million) of Convertible Senior Debentures due 2013 (the "Debentures"), through a Rule 144A offering to qualified institutional buyers. The Press Release corrected a prior press release issued by Keane that incorrectly identified the Debentures as "Convertible Senior Debentures due 2023." A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.      Description
              -----------      -----------

              99.1             Press release dated June 12, 2003, as corrected

              99.2             Press release dated June 12, 2003

Item 9.  Regulation FD Disclosure.

         Also on June 12, 2003, Keane issued a press release reaffirming previously stated guidance relating to its financial results for the second quarter ending June 30, 2003. A copy of this press release is attached hereto as
Exhibit 99.2.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 2003               KEANE, INC.

                                   By:  /s/ John J. Leahy
                                        -------------------------------------
                                        John J. Leahy
                                        Senior Vice President - Finance and
                                        Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

99.1                         Press release dated June 12, 2003, as corrected

99.2                         Press release dated June 12, 2003